                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                FORM 8-K/A NO. 1


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                November 9, 1998


                             PDG ENVIRONMENTAL, INC.
             (Exact name of registrant as specified in this charter)




               Delaware                   0-13667                22-2677298
     (State or other jurisdiction       (Commission             (IRS Employer
           of incorporation)            File Number)         Identification No.)


    300 Oxford Drive, Monroeville, PA                              15146
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's Telephone Number, including area code: (412) 856-2200

ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS

Effective November 1, 1998, PDG Environmental, Inc. and subsidiaries (the "Corporation") entered into an agreement (the "Agreement") with Environmental Control & Abatement, Inc. ("EC&A"), Environmental Remediation Services, Inc. ("ERS") collectively (the "Businesses") and William A. Lemire ("Lemire") for the purchase of selected assets and assumption of contracts of the Businesses. EC&A owned and operated a business which conducted environmental remediation and asbestos abatement, and ERS owned and operated a business which provides environmental consulting.

As consideration for the purchase, the Corporation paid the Businesses $221,000 in cash and 177,500 shares of the Corporation and entered into a three-year employment agreement with Lemire that provides for additional compensation in addition to an annual salary. Additional compensation consists of 50% of the operating cash flows generated by the Businesses for the period November 1, 1998 through October 31, 2001. The additional compensation is payable annually to Lemire on January 31 of each year.

Additionally, the Corporation has agreed to pay up to $50,000 to compensate the Businesses for any decline in value of the Corporation's stock from November 9, 1998 until November 9, 1999.

ITEM 7 - FINANCIAL STATEMENTS & EXHIBITS

         (a)    Financial Statements of Businesses Acquired

         (b)    Pro Forma Financial Information:

         (c)    Exhibits

                (1) Asset Purchase Agreement, dated as of November 1, 1998 by and among Environmental Control & Abatement, Inc., Environmental Remediation Services, Inc. and William A. Lemire and Project Development Group, Inc. and PDG Environmental, Inc. filed on previous Form 8-K dated November 20, 1998.

                      PRO FORMA CONSOLIDATED FINANCIAL DATA
                     OF PDG ENVIRONMENTAL, INC. ("PDG") AND
                 ENVIRONMENTAL CONTROL & ABATEMENT, INC. ("ECA")
              AND ENVIRONMENTAL REMEDIATION SERVICES, INC. ("ERS")


The unaudited pro forma condensed combined financial data as of October 31, 1998 and for the nine months ended October 31, 1998 and the twelve months ended January 31, 1998 give effect to the acquisition by PDG of certain assets of ECA and ERS ("the Acquisition"), accounted for under the "purchase" accounting method. The unaudited pro forma condensed combined financial data is based upon the historical consolidated financial statements of PDG Environmental, Inc. ("PDG") and Environmental Control & Abatement, Inc. ("ECA") and Environmental Remediation Services, Inc. ("ERS") under the assumptions and adjustments set forth in the notes to such proforma financial data.

The unaudited pro forma condensed combined balance sheet data assumes that the Acquisition was consummated on October 31, 1998; the unaudited pro forma condensed combined statement of operations for the nine months ended October 31, 1998 assumes that the Acquisition was consummated on February 1, 1998; and the unaudited pro forma condensed combined statement of operations for the fiscal year ended January 31, 1998 assumes that the Merger was consummated on February 1, 1997. The fiscal year of PDG ends on January 31 and the fiscal year of ECA and ERS ends on December 31. For purposes of presenting the unaudited pro forma condensed combined statement of operations data, the historical unaudited financial statements of ECA and ERS for the year ended December 31, 1997 were combined with the historical financial statements of PDG for the year ended January 31, 1998. The historical financial statements of PDG for the nine months ended October 31, 1998 have been combined with the audited historical financial statements of ECA and ERS for the nine months ended September 30, 1998.

For purposes of presenting the unaudited pro forma condensed combined balance sheet data, ECA and ERS assets and liabilities have been recorded at their estimated fair market values and the excess purchase price has been assigned to goodwill, which is being amortized over a 15-year period. The fair value of ECA and ERS assets and liabilities are based on preliminary estimates. Upon completion of a detailed review of assets and liabilities, including intangibles, certain adjustments may be required to finalize the purchase accounting adjustments. The unaudited pro forma condensed combined statement of operation data excludes any benefits that may result due to synergies that may be derived and the elimination of duplicative efforts in connection with the acquisition of ECA and ERS.

The unaudited pro forma condensed combined financial statement data may not be indicative of the results that actually would have occurred if the acquisition of ECA and ERS had been consummated on the dates indicated or which may be obtained in the future. The unaudited pro forma condensed combined financial statement data should be read in conjunction with the historical consolidated financial statements of PDG, ECA and ERS.

                    PDG ENVIRONMENTAL, INC. AND SUBSIDIARIES
                UNAUDITED PRO FORMA CONDENSED BALANCE SHEET DATA
                                OCTOBER 31, 1998


                                                       HISTORICAL                                      PRO FORMA
                                                       ----------                                      ---------
                                          PDG             ECA            ERS                                          COMBINED
                                       10/31/98         9/30/98        9/30/98          ADJUSTMENTS                   10/31/98
                                       --------         -------        -------          -----------                   --------
Cash                                    624,000           7,000        196,000           (827,000)(A)(B)(F)(G)               0
Receivables                           5,570,000         638,000         39,000                                       6,247,000
Underbillings                         1,066,000         152,000         52,000                                       1,270,000
Inventory                               231,000          25,000              0                                         256,000
Other current assets                    509,000               0              0                                         509,000
                                      ---------         -------        -------           --------                   ----------

                                      8,000,000         822,000        287,000           (827,000)                   8,282,000

Net fixed assets                      1,120,000         133,000         71,000                  0                    1,324,000
Other assets                            415,000          30,000        (30,000)           650,000 (C)(D)             1,065,000
                                      ---------         -------        -------           --------                   ----------

                                      9,535,000         985,000        328,000           (177,000)                  10,671,000
                                      =========         =======        =======           ========                   ==========


Payables                              1,956,000         186,000         10,000                                       2,152,000
Line of credit                                0         128,000              0            108,000 (G)                  236,000
Accrued liabilities                   1,164,000           8,000         30,000                                       1,202,000
Overbillings                            796,000               0          9,000                                         805,000
Current portion of debt                 180,000          43,000         26,000            (69,000)(A)                  180,000
                                      ---------         -------        -------           --------                   ----------

                                     4,096,000          365,000         75,000             39,000                    4,575,000


Term debt                               577,000          40,000         26,000            (66,000)(A)                  577,000
Other long-term liabilities             140,000           7,000              0            500,000 (D)                  647,000
Minority interest                       239,000               0              0                                         239,000


Preferred stock                          14,000               0              0                                          14,000
Common stock                            164,000          21,000          1,000            (19,000)(C)(E)               167,000
Paid in capital                       6,239,000               0              0            147,000 (C)(E)             6,386,000
Treasury stock                                0        (250,000)             0            250,000 (E)                        0
Deficit                              (1,934,000)        802,000        226,000         (1,028,000)(E)               (1,934,000)
                                      ---------         -------        -------           --------                   ----------

                                      4,483,000         573,000        227,000           (650,000)                   4,633,000
                                      ---------         -------        -------           --------                   ----------

                                      9,535,000         985,000        328,000           (177,000)                  10,671,000
                                      =========         =======        =======           ========                   ==========

(A) Payment of amounts due seller's financial institutions related to equipment financing ($135,000).

(B)  Represents cash payment to seller ($90,000).

(C) Represents issuance of 177,517 shares of PDG stock (value $150,000) with offsetting goodwill.

(D) Estimated amount of 3-year earnout payable to Seller ($500,000) with offset to covenant not to complete.

(E)  Represents the elimination of ECA's and ERS's historic equity accounts.

(F) Represents cash required by PDG to fund build up of ECA & ERS working capital ($710,000) exclusive of inventory purchased from Seller.

(G) Represents borrowing on PDG's line of credit to fund working capital ($108,000).

                    PDG ENVIRONMENTAL, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS DATA
                           YEAR ENDED JANUARY 31, 1998


                                                           HISTORICAL                                       PRO FORMA
                                                           ----------                                       ---------
                                              PDG             ECA               ERS                                     COMBINED
                                            1/31/98         12/31/97          12/31/97         ADJUSTMENTS             1/31/98
                                            -------         --------          --------         -----------             -------
Contract revenues                         24,610,000        2,478,000          764,000                 --             27,852,000

Contract costs                            20,291,000        1,624,000          554,000                 --             22,469,000
                                           ---------          -------           ------           --------              ---------

Gross margin                               4,319,000          854,000          210,000                  0              5,383,000

Selling general and
administrative expenses                    2,789,000          583,000          113,000            177,000 (A)          3,682,000
                                           ---------          -------           ------           --------              ---------

Income from operations                     1,530,000          271,000           97,000           (177,000)             1,721,000

Other income (expenses)

Interest expense                            (220,000)         (21,000)               0              7,000 (B)           (234,000)
Interest income                               16,000            3,000                0                                    19,000
Other income                                  36,000                0                0                 --                 36,000
                                           ---------          -------           ------           --------              ---------

                                            (168,000)         (18,000)               0              7,000               (179,000)
                                           ---------          -------           ------           --------              ---------


Income before income taxes                 1,362,000          253,000           97,000           (170,000)             1,542,000

Income tax provisions                        (20,000)         (45,000)          (9,000)            51,000 (C)            (23,000)

Minority interest                           (102,000)               0                0                 --               (102,000)
                                           ---------          -------           ------           --------              ---------

Net income                                 1,240,000          208,000           88,000           (119,000)             1,417,000
                                           =========          =======           ======           ========              =========

Basic earnings per share                       $0.20                                                                       $0.23
                                           =========                                                                   =========

Fully diluted earnings per
share                                          $0.17                                                                       $0.19
                                           =========                                                                   =========

Weighted average shares
outstanding                                7,220,000                                              178,000 (D)          7,398,000
                                           =========                                             ========              =========

(A) Represents amortization of covenant not to complete over three years ($167,000/year) and goodwill over fifteen years ($10,000/year.)

(B) Represents elimination of initial expense as all ECA and ERS debt was paid off at closing net of interest costs on $128,000 line of credit borrowing ($14,000).

(C) Represents adjustment to income taxes to reflect PDG's utilization of Federal and State net operating loss carryforwards to offset income tax liabilities.

(D)  Reflects 177,517 shares of PDGE stock issued to owner of ECA and ERS.

                    PDG ENVIRONMENTAL, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS DATA
                       NINE MONTHS ENDED OCTOBER 31, 1998

                                                            HISTORICAL                                    PRO FORMA
                                                            ----------                                    ---------
                                            PDG                ECA              ERS                                    COMBINED
                                         10/31/98            9/30/98           9/30/98         ADJUSTMENTS            1/31/98
                                         --------            -------           -------         -----------            -------
Contract revenues                         31,343,000        2,327,000          551,000                 --             34,221,000

Contract costs                            27,175,000        1,819,000          332,000                 --             29,326,000
                                          ----------        ---------          -------            -------             ----------

Gross margin                               4,168,000          508,000          219,000                  0              4,895,000

Selling general and
administrative expenses                    2,157,000          475,000           92,000            133,000 (A)          2,857,000
                                          ----------        ---------          -------            -------             ----------

Income from operations                     2,011,000           33,000          127,000           (133,000)             2,038,000

Other income (expenses)

Interest expense                            (121,000)         (12,000)               0                 -- (B)           (133,000)
Interest income                                6,000            1,000                0                 --                  7,000
Other income                                   4,000                0                0                 --                  4,000
                                          ----------        ---------          -------            -------             ----------

                                            (111,000)         (11,000)               0                                  (122,000)
                                          ----------        ---------          -------            -------             ----------


Income before income taxes                 1,900,000           22,000          127,000           (133,000)             1,916,000

Income tax provisions                        (60,000)          (5,000)         (38,000)            43,000 (C)            (60,000)

Minority interest                           (576,000)               0                0                                  (576,000)
                                          ----------        ---------          -------            -------             ----------

Net income from continuing
operations                                 1,264,000           17,000           89,000            (90,000)             1,280,000
                                          ==========        =========          =======            =======              =========

Basic earnings per share                       $0.18                                                                       $0.17
                                          ==========                                                                  ==========

Fully diluted earnings per
share                                          $0.16                                                                       $0.16
                                          ==========                                                                  ==========

Weighted average shares
outstanding                                8,037,000                                              178,000 (D)          8,215,000
                                          ==========                                              =======             ==========

(A) Represents amortization of covenant not to complete over three years ($167,000/year) and goodwill over fifteen years ($10,000/year.)

(B) Represents elimination of interest expense as all ECA and ERS debt was paid off at closing net of interest cost on $128,000 line of credit borrowings ($11,000).

(C) Represents adjustment to income taxes to reflect PDG's utilization of Federal and State net operating loss carryforwards to offset income tax liabilities.

(D)  Reflects 177,517 shares of PDGE stock issued to owner of ECA and ERS.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       PDG ENVIRONMENTAL, INC.



                                       By /s/ JOHN C. REGAN
                                          ------------------------------------
                                          John C. Regan
                                          Chairman and Chief Executive Officer



Date:  January 19, 1999

                     ENVIRONMENTAL CONTROL & ABATEMENT, INC.


                              FINANCIAL STATEMENTS


                               SEPTEMBER 30, 1998

                             ALAN FRIEDLAND CPA, PA
                                 9900 York Road
                             Cockeysville, MD 21030
                              Tel: (410) 667-8222
                              Fax: (410) 667-8224



To the Board of Directors and Stockholders of Environmental Control & Abatement, Inc.

I have audited the accompanying balance sheet of Environmental Control & Abatement, Inc. as of September 30, 1998 and the related statements of operations, retained earnings, and cash flows for the nine months then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion the financial statements referred to above present fairly, in all material respects, the financial position of Environmental Control & Abatement, Inc. as of September 30, 1998, and the results of its operations and its cash flows for the nine months then ended in conformity with generally accepted accounting principles.



/s/ Alan Friedland, CPA
------------------------------------
Firms's Signature


Baltimore, Maryland

January 5, 1999

                     ENVIRONMENTAL CONTROL & ABATEMENT, INC.
                                  BALANCE SHEET
                               SEPTEMBER 30, 1998


                                     Assets



CURRENT ASSETS:
         Cash                                                         $   6,761

Receivable:
         Current                                                        638,381
     Inventory                                                           24,734
     Costs and estimated earnings in excess of billings                 152,200
     Deposits                                                               425
                                                                      ---------
                  TOTAL CURRENT ASSETS                                  822,501

Due from affiliate                                                       29,807

PROPERTY AND EQUIPMENT, AT COST

     Construction equipment and vehicles                                307,453
     Furniture and fixtures                                              41,882
     Leasehold Improvements                                               4,188
                                                                      ---------
                                                                        353,523
     Less accumulated depreciation                                     (220,573)
                                                                      ---------
         PROPERTY AND EQUIPMENT, NET                                    132,950
                                                                      ---------
                  TOTAL ASSETS                                          985,258
                                                                      =========



                 See accompanying notes to financial statements

                     ENVIRONMENTAL CONTROL & ABATEMENT, INC.
                                  BALANCE SHEET
                               SEPTEMBER 30, 1998


CURRENT LIABILITIES:
         Accounts payable                                                    $ 186,390
         Line of credit                                                        127,464
         Accrued expenses                                                        7,306
         Billings in excess of cost and estimated earnings                         -0-
         Income Taxes                                                              484
         Short-term portion of Notes payable                                    43,302
                                                                             ---------

                  TOTAL CURRENT LIABILITIES                                    364,946


NON-CURRENT LIABILITIES
         Long-term debt                                                         40,295
         Deferred income taxes                                                   6,967
                                                                             ---------
                                                                                47,262
                                                                             ---------


STOCKHOLDER'S EQUITY:
         Common stock, $1 par value; authorized 30,000 shares;
           issued and outstanding 21,000 shares                                 21,000
         Retained earnings                                                     802,050
         Less treasury stock                                                  (250,000)
                                                                             ---------

                  TOTAL STOCKHOLDER'S EQUITY                                   573,050
                                                                             ---------

                  TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                   985,258
                                                                             =========



                 See accompanying notes to financial statements

                     ENVIRONMENTAL CONTROL & ABATEMENT, INC.
                  STATEMENT OF OPERATIONS AND RETAINED EARNINGS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998


CONTRACT REVENUES                                                 $2,326,527

CONTRACT COST                                                      1,818,605
                                                                  ----------

         GROSS PROFIT ON CONTRACTS                                   507,922

GENERAL AND ADMINISTRATIVE EXPENSES                                  475,180
                                                                  ----------

         NET INCOME FROM OPERATIONS                                   32,742

Other Income (expense)
         Interest expense                                            (11,961)
         Interest income and discounts earned                          1,303
                                                                  ----------

         Total other income (expense)                                (10,658)
                                                                  ----------

         Income before taxes                                          22,084

         Income taxes                                                  5,284
                                                                  ----------

         NET INCOME                                                   16,800
Retained Earnings, December 31, 1997                                 785,250
                                                                  ----------

Retained Earnings, September 30, 1998                                802,050
                                                                  ==========



               See the accompanying notes to financial statements

                     ENVIRONMENTAL CONTROL & ABATEMENT, INC.
                             STATEMENT OF CASH FLOWS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998


CASH FLOWS USED IN OPERATION ACTIVITIES:
         NET INCOME                                                    $  16,800
         ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
           USED IN OPERATION ACTIVITIES:
           Depreciation                                                   31,858
                                                                       ---------
                                                                          48,658

CHANGE IN ASSETS AND LIABILITIES:
         Increase  in accounts receivable                                (92,358)
         Decrease in inventory                                            43,003
         Decrease in deposits                                                195
         Decrease in deferred taxes                                      (45,638)
         Increase in accounts payable                                     34,537
         Decrease in accrued expenses                                    (16,801)
         Decrease due from affiliates                                     61,835
         Decrease in billings in excess of costs                          (7,406)
         Increase in costs in excess of billings                        (103,373)
                                                                       ---------
           NET CASH USED IN OPERATING ACTIVITIES                         (77,348)

CASH FLOWS USED IN INVESTING ACTIVITIES:
         Purchase of property and equipment                              (65,988)

CASH FLOWS USED IN FINANCING ACTIVITIES:
         Principle payments of long-term debt                            (17,084)
         Increase in line of credit                                       43,000
                                                                       ---------
           NET CASH USED IN FINANCING ACTIVITIES                          25,916
                                                                       ---------

DECREASE IN CASH                                                        (117,420)

CASH, December 31, 1997                                                  124,181
                                                                       ---------

CASH, September 30, 1998                                                   6,761
                                                                       =========



               See the accompanying notes to financial statements

                     ENVIRONMENTAL CONTROL & ABATEMENT, INC.
                          NOTES TO FINANCIAL STATEMENTS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998


NOTE 1 - Organization
         ------------

         NATURE OF BUSINESS

         The Company is an environmental contractor and management firm. Its activities include removal or containment of asbestos, lead and other contaminated materials, including related demolition, dismantling and construction. The work is performed under fixed-price contracts often modified by incentive and penalty provisions, and time and material contracts. These contracts are undertaken by the Company alone or in partnership with other contractors through joint ventures. The Company provides services to commercial, industrial, and institutional accounts located throughout the United States. The Company does not normally find it necessary to file liens on projects. The Company currently has two office locations. One in St. Louis, Missouri and one in Chicago. The record-keeping is centralized in the St.Louis office.

NOTE 2 - Summary of Significant Accounting Policies
         ------------------------------------------

         REVENUE AND COST RECOGNITION

         Revenues from fixed-price construction contracts are recognized on the percentage-of-completion method, measured by the percentage of construction costs incurred to date to estimated total construction costs for each contract. Revenues from time and material contracts are recognized on the basis of revenues billed and costs incurred during the period.

         Contracts costs include all direct materials, labor, subcontract and other direct and indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs and depreciation costs. Selling, general and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions and estimated profitability, including those arising from contract penalty provisions, and final contract settlements may result in revisions to costs and income and are recognized in the period in which the revisions are determined. Profit incentives are included in revenues when their realization is reasonably assured.

         INVENTORY PRICING

         Inventories are stated at the lower of cost of market. Cost is determined using the FIFO (first-in, first-out) method.

         PROPERTY AND EQUIPMENT

         Property and equipment are carried at cost and are depreciated over the estimated useful life of each asset. Annual depreciation is primarily computed using the straight-line method.

         INCOME TAXES

         The Company reports income for income tax purposes using the accrual method of accounting and percentage completion in accounting for the recognition of contract revenues. Under the percentage complete recognition of revenues, revenues are measured by the percentage of construction costs for each contract.

                     ENVIRONMENTAL CONTROL & ABATEMENT, INC.
                          NOTES TO FINANCIAL STATEMENTS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998


         CASH EQUIVALENTS

         The Company considers all liquid investments with original maturities of three months or less to be cash equivalents.

         ACCOUNTS RECEIVABLE

         The Company follows the practice of writing off uncollectible accounts as they are incurred. There is no allowance for uncollectible accounts reflected in the balance sheet. Company management is of the opinion that no allowance is necessary.

NOTE 3 - Uncompleted contracts
         ---------------------

         Costs, estimated earnings, and billing on uncompleted contracts are summarized as follows:

                  Costs incurred on uncompleted contracts                                      $  912,669
                  Estimated earnings                                                              118,639
                                                                                               ----------
                                                                                                1,031,308
                  Billing to date                                                                 879,108
                                                                                               ----------
                                                                                                  152,200
                                                                                               ==========

                  Included in the accompanying balance sheet under the following captions:
                    Costs and estimated earnings in excess of billings
                      on uncompleted contracts                                                    152,200
                    Billings in excess of costs and estimated earnings
                      on uncompleted contracts                                                        -0-
                                                                                               ----------
                                                                                               $  152,200
                                                                                               ==========

NOTE 4 - Related Party Transactions
         --------------------------

         The Company has advanced $29,807 to an affiliated entity. The amount advanced to the affiliated entity consists primarily of a monthly charge for office expense, overhead, and rental charges on equipment. An allocation of overhead expenses was charged to the affiliate at period end. This amount is expected to be paid by the affiliate within one year.

                     ENVIRONMENTAL CONTROL & ABATEMENT, INC.
                          NOTES TO FINANCIAL STATEMENTS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998


NOTE 5 - Line of Credit
         --------------

         This company currently has a line of credit in the amount of $200,000 with Mercantile Bank. The amount borrowed was $127,464. The interest is calculated monthly at the index rate plus 1 %, the current rate is 9.5%. The loan is secured by inventory, property and equipment, accounts receivable and general tangibles. The agreement is guaranteed by the sole stockholder of the company.

NOTE 6 - Notes Payable
         -------------

         Notes payable consists of the following:

                  Installment contracts due to banks bearing interest at rates ranging from 7.99% to 9.15%, collateralized by automobiles and trucks, with monthly payments ranging form
                    $562 to $635 through August 16, 2001                                         $21,698

                  Note payable to Mercantile Bank bearing interest at 9.5%,
                    collateralized by equipment, with monthly payments
                    through June 10, 2000.                                                        61,899
                                                                                                 -------
                                                                                                  83,597
                  Less current portion                                                            13,975
                                                                                                 -------

                  Long-term debt, less current portion                                           $69,622
                                                                                                 =======
                  Principle payments on notes payable are due as follows:

                           Year ending December 31
                             1998                                                                $11,533
                             1999                                                                 43,525
                             2000                                                                 24,799
                             2001                                                                  3,740
                                                                                                 -------
                                                                                                 $83,597
                                                                                                 =======

NOTE 7 - Income Taxes
         ------------

         The liability for income taxes consists of the following:

         Deferred:
                  future depreciation                                                              6,967
         Current year liability                                                                      484
                                                                                                 -------

         Net liability for income taxes                                                          $ 7,451
                                                                                                 =======

         The liability for deferred income taxes arises from the temporary differences between the tax basis of assets and liabilities, and their reported amounts in the financial statements.

                     ENVIRONMENTAL CONTROL & ABATEMENT, INC.
                          NOTES TO FINANCIAL STATEMENTS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998


NOTE 8 - Leases
         ------

         The Company leases office space from the stockholder under a one-year renewable lease agreement. The Company pays monthly rent on both the Missouri and Chicago offices. The rents are $2,238 and $1,400, respectively.

                    ENVIRONMENTAL REMEDIATION SERVICES, INC.


                              FINANCIAL STATEMENTS


                               SEPTEMBER 30, 1998

                             ALAN FRIEDLAND CPA, PA
                                 9900 York Road
                             Cockeysville, MD 21030
                              Tel: (410) 667-8222
                              Fax: (410) 667-8224



To the Board of Directors and Stockholders of Environmental Remediation Services, Inc.

I have audited the accompanying balance sheet of Environmental Remediation Services, Inc. as of September 30, 1998 and the related statements of operations, retained earnings, and cash flows for the nine months then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion the financial statements referred to above present fairly, in all material respects, the financial position of Environmental Remediation Services, Inc. as of September 30, 1998, and the results of its operations and its cash flows for the nine months then ended in conformity with generally accepted accounting principles.


/s/ Alan Friedland, CPA
------------------------------------
Firms's Signature


Baltimore, Maryland

January 5, 1999

                    ENVIRONMENTAL REMEDIATION SERVICES, INC.
                                  BALANCE SHEET
                               SEPTEMBER 30, 1998



                                     Assets

CURRENT ASSETS:
     Cash                                                              $195,465
     Costs in excess of billings                                         52,332
     Accounts receivable                                                 38,873
                                                                       --------

                  TOTAL CURRENT ASSETS                                  286,670


PROPERTY AND EQUIPMENT, AT COST

     Equipment, furniture, and fixtures                                  88,968
     Less accumulated depreciation                                      (18,226)
                                                                       --------
         PROPERTY AND EQUIPMENT, NET                                     70,742
                                                                       --------
                  TOTAL ASSETS                                          357,412
                                                                       ========



                 See accompanying notes to financial statements

                    ENVIRONMENTAL REMEDIATION SERVICES, INC.
                                  BALANCE SHEET
                               SEPTEMBER 30, 1998


CURRENT LIABILITIES:
         Accounts payable                                                  $  9,675
         Accrued expenses                                                    (2,558)
         Due to affiliates                                                   29,807
         Taxes payable                                                       33,049
         Billings in excess of costs and estimated earnings                   9,090
         Short-term portion of Notes payable                                 26,040
                                                                           --------

                  TOTAL CURRENT LIABILITIES                                 105,103

LONG-TERM DEBT                                                               25,670
                                                                           --------

                  TOTAL LIABILITIES                                         130,773
                                                                           --------


STOCKHOLDER'S EQUITY:
         Common stock                                                           500
         Retained earnings                                                  226,139
                                                                           --------
                  TOTAL STOCKHOLDER'S EQUITY                                226,639
                                                                           --------
                  TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                357,412
                                                                           ========



                 See accompanying notes to financial statements

                    ENVIRONMENTAL REMEDIATION SERVICES, INC.
                  STATEMENT OF OPERATIONS AND RETAINED EARNINGS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998



CONTRACT REVENUES                                                      $551,392

CONTRACT COST                                                           332,546
                                                                       --------

         GROSS PROFIT ON CONTRACTS                                      218,846

GENERAL AND ADMINISTRATIVE EXPENSES                                      91,506
                                                                       --------

         NET INCOME FROM OPERATIONS                                     127,340

         Less: Income taxes                                              38,049
                                                                       --------

         NET INCOME                                                      89,291


         RETAINED EARNINGS DECEMBER 31, 1997                           $136,848
                                                                       --------

         RETAINED EARNINGS SEPTEMBER 30, 1998                          $226,139
                                                                       ========



                 See accompanying notes to financial statements

                    ENVIRONMENTAL REMEDIATION SERVICES, INC.
                             STATEMENT OF CASH FLOWS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998



CASH FLOWS USED IN OPERATION ACTIVITIES:
         NET INCOME                                                    $ 89,291
         ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
           USED IN OPERATION ACTIVITIES:                                  9,664
                                                                       --------
           Depreciation                                                  98,955


CHANGE IN ASSETS AND LIABILITIES:
         Decrease in accounts receivable                                166,040
         Decrease in inventory                                            1,617
         Increase in costs in excess of billings                        (31,573)
         Increase in  taxes payable                                      15,505
         Decrease in accounts payable                                   (30,192)
         Decrease in accrued expenses                                   (35,766)
         Decrease due from affiliates                                   (61,835)
         Decrease in billings in excess of costs                        (15,957)
                                                                       --------

           NET CASH USED IN OPERATING ACTIVITIES                        106,794

CASH FLOWS USED IN INVESTING ACTIVITIES:
         Purchase of property and equipment                             (70,327)

Cash flows used in financing activities:
         Net principal borrowed for asset purchases                      51,710
                                                                       --------

         Increase in Cash                                                88,177

CASH, December 31, 1997                                                 107,288
                                                                       --------

CASH, September 30, 1998                                                195,465
                                                                       ========



               See the accompanying notes to financial statements

                    ENVIRONMENTAL REMEDIATION SERVICES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998


NOTE 1 - Organization
         ------------

         NATURE OF BUSINESS

         The Company is an environmental contractor and management firm. Its activities include removal or containment of asbestos, lead and other contaminated materials, including related demolition, dismantling and construction. The work is performed under fixed-price contracts often modified by incentive and penalty provisions, and time and material contracts. These contracts are undertaken by the Company alone or in partnership with other contractors through joint ventures. The Company provides services to commercial, industrial, and institutional accounts located throughout the United States. The Company does not normally find it necessary to file liens on projects.

NOTE 2 - Summary of Significant Accounting Policies
         ------------------------------------------

         REVENUE AND COST RECOGNITION

         Revenues from fixed-price construction contracts are recognized on the percentage-of-completion method, measured by the percentage of construction costs incurred to date to estimated total construction costs for each contract. Revenues from time and material contracts are recognized on the basis of revenues billed and costs incurred during the period.

         Contracts costs include all direct materials, labor, subcontract and other direct and indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs and depreciation costs. Selling, general and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions and estimated profitability, including those arising from contract penalty provisions, and final contract settlements may result in revisions to costs and income and are recognized in the period in which the revisions are determined. Profit incentives are included in revenues when their realization is reasonably assured.

         PROPERTY AND EQUIPMENT

         Property and equipment are carried at cost and are depreciated over the estimated useful life of each asset. Annual depreciation is primarily computed using the straight-line method.

         INCOME TAXES

         The Company reports income for income tax purposes using the accrual method of accounting and percentage completion in accounting for the recognition of contract revenues. Under the percentage complete recognition of revenues, revenues are measured by the percentage of construction costs for each contract.

                    ENVIRONMENTAL REMEDIATION SERVICES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998


         CASH EQUIVALENTS

         The Company considers all liquid investments with original maturities of three months or less to be cash equivalents.

         ACCOUNTS RECEIVABLE

         The Company follows the practice of writing off uncollectible accounts as they are incurred. There is no allowance for uncollectible accounts reflected in the balance sheet. Company management is of the opinion that no allowance is necessary.

NOTE 3 - Uncompleted contracts
         ---------------------

         Costs, estimated earnings, and billing on uncompleted contracts are summarized as follows:

                  Costs incurred on uncompleted contracts                                        $125,493
                  Estimated earnings                                                               52,964
                                                                                                 --------
                                                                                                  178,457
                  Billing to date                                                                 135,215
                                                                                                 --------
                                                                                                   43,242
                                                                                                 ========

                  Included in the accompanying balance sheet under the following captions:
                    Costs and estimated earnings in excess of billings
                      on uncompleted contracts                                                     52,332
                    Billings in excess of costs and estimated earnings
                      on uncompleted contracts                                                      9,090
                                                                                                 --------
                                                                                                 $ 43,242
                                                                                                 ========

NOTE 4 - Related Party Transactions
         --------------------------

         The Company has been advanced $29,807 from an affiliated entity. The amount advanced by the affiliated entity consists primarily of a monthly charge for office expense, overhead, and rental charges on equipment. An annual allocation of overhead expenses was charged by the affiliate at period end. This amount is expected to be paid to the affiliate within one year.

                    ENVIRONMENTAL REMEDIATIONS SERVICES, INC.
                          NOTES TO FINANCIAL STATEMENTS
               FOR THE PERIOD NINE MONTHS ENDED SEPTEMBER 30, 1998


NOTE 5 - Notes Payable
         -------------

         Notes payable consists of the following:

                  Note Payable to Mercantile Bank
                    interest at 8.00%, collateralized by equipment,
                    receivables and all chattal paper
                    with monthly payments through June 10, 2000                         $51,710

         Less current portion                                                            26,040
                                                                                        -------
         Long-term debt, less current portion                                           $25,670
                                                                                        =======

         Principal payments on note payable are due as follows:

                  Year ending December 31
                    1998                                                                $ 6,604
                    1999                                                                 27,790
                    2000                                                                 17,316
                                                                                        -------
                                                                                        $51,710
                                                                                        =======

NOTE 6 - Income taxes
         ------------

         The liability for income taxes consists of the following:

         Current year liability                                                          33,049
                                                                                        -------
         Net liability for income taxes                                                 $33,049
                                                                                        =======

NOTE 7 - Leases
         ------

         The Company leases office space from the stockholder under a year lease agreement. The Company pays the stockholder a monthly rent of $226.